UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

CDW Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International

Lincolnshire, Illinois 60069

(Address of Principal Executive Offices) (Zip Code)

(847) 465-6000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2020, the board of directors (the “Board”) of CDW Corporation (the “Company”) increased the size of the Board from 11 directors to 12 directors and elected Anthony R. Foxx to fill the newly-created directorship, both effective January 1, 2021. Mr. Foxx will serve on the Board’s Nominating and Corporate Governance and Audit Committees. The Board has determined that Mr. Foxx is independent for purposes of the listing standards of the Nasdaq Global Select Market.

Mr. Foxx will receive the director fees and stock-based compensation for directors previously disclosed in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders. In connection with his appointment, Mr. Foxx and the Company will enter into the Company’s standard indemnification agreement, the form of which was filed with the Securities and Exchange Commission as Exhibit 10.32 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013. Mr. Foxx will stand for re-election at the Company’s 2021 Annual Meeting of Stockholders.

Mr. Foxx, 49, serves as the Chief Policy Officer and Senior Advisor to the President and Chief Executive Officer of Lyft, Inc., a transportation network in the U.S. and Canada, a position he has held since October 2018. Prior to joining Lyft, Inc., Mr. Foxx served as a Managing Partner of Related Infrastructure, the infrastructure development group of Related Companies, a real estate firm, from December 2017 to October 2018. From July 2013 to January 2017, Mr. Foxx served as the seventeenth United States Secretary of Transportation. Mr. Foxx also served as Mayor of Charlotte, North Carolina from 2009 to 2013 and as a Charlotte City Council Member at-large representative from 2005 to 2009. Mr. Foxx also has held a variety of legal positions in the public and private sectors.

There are no arrangements or understandings between Mr. Foxx and any other persons pursuant to which he was selected as a director. Mr. Foxx does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: December 22, 2020	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel & Corporate Secretary